INVESTMENTS	12 Months Ended
Dec. 31, 2025
Investments Accounted For Using Equity Method1 [Abstract]
INVESTMENTS	INVESTMENTS
The details of investments accounted for using the equity method are set forth below:

	December 31
CHF in millions	2025	2024
Balance at 1 January	48.4	52.5
Additions	—	0.6
Share of net results	5.9	1.3
Dividends	(3.3)	(3.0)
Other	(21.0)	(3.0)
Balance at 31 December	30.0	48.4
Impairment of equity-accounted investment (CH Media TV AG)
As part of its regular monitoring of equity‑accounted investments, Sunrise identified indicators of a reduced recoverable amount of its investment in CH Media TV AG. These indicators primarily related to recent market developments in the Swiss advertising and TV landscape, as well as updated expectations for the growth and cost profile of digital media services, leading to an impairment loss of CHF 20.2 million included in “Other”.